Exhibit 99.1

Novo Integrated Sciences Reports 2024 Fiscal Year Financial Results

BELLEVUE, Wash., December 18, 2024 - Novo Integrated Sciences, Inc. (OTC Pink:NVOS) (the “Company” or “Novo”), pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of multiple patient and consumer touchpoints providing services and product innovation, today reported its financial results for the fiscal year ended August 31, 2024.

Robert Mattacchione, the Company’s CEO and Board Chairman, stated, “The Company remains committed to the commercialization of its proprietary product offerings and the expansion and delivery of its essential services and solutions to the rapidly evolving fundamental transformation of how non-catastrophic healthcare is delivered both now and in the future. Specific to increasing the Company’s cash position, management continues to focus on raising capital through non-dilutive structures and solutions.”

Financial Information for the Fiscal Year Ended August 31, 2024:

●	As of August 31, 2024, the Company’s cash and cash equivalents were $844,584, total assets were $32,141,276, total liabilities were $17,527,351 and total Company stockholders’ equity was $14,892,621.

●	Revenues for the year ended August 31, 2024 were $13,294,357, representing an increase of $722,338, or 6%, from $12,572,019 for the same period in 2023. The increase in revenue is principally due to an increase in product sales. Acenzia’s and Terragenx’s revenue for the year ended August 31, 2024 was $4,713,940 and $122,154, respectively. Revenue from our healthcare services increased by 1%, when comparing the revenue for the year ended August 31, 2024 to the same period in 2023.

●	Operating costs for the year ended August 31, 2024 were $15,818,802, representing an increase of $2,312,925, or 17%, from $13,505,877 for the same period in 2023. The increase in operating costs was principally due to (i) impairment of intangible assets and goodwill being recognized; and (ii) an increase in overhead expenses associated with the operations.

●	Net loss attributed to Novo Integrated Sciences for the year ended August 31, 2024 was $16,166,744, representing an increase of $2,952,192, or 22%, from $13,214,552 for the same period in 2023. The increase in net loss was principally due to (i) impairment of intangible assets and goodwill being recognized; (ii) foreign currency exchange loss arising as a result of intercompany balance reconciliation; and (iii) amortization of debt discount as compared to the previous year.

●	On April 5, 2024, the Company executed a $6.21 million Securities Purchase Agreement and Note (the “Streeterville Note”) with Streeterville Capital LLC (“Streeterville”). The Streeterville Note annual interest is 10.9% with a 12-month maturity date and is secured by Acenzia’s land/building. This Streeterville Note has no warrants or commitment type shares related to the transaction.

●

On July 8, 2024, the Company filed a registration statement on Form S-1 relating to the resale of up to 3,500,000 shares of the Company’s common stock by Streeterville issuable by the Company upon conversion of the Streeterville Note. The prices at which Streeterville may sell the common stock will be determined by the prevailing market price for the shares or in negotiated transactions.

●	On October 8, 2024, Streeterville notified the Company that it would redeem $950,000 of the Streeterville Note. In lieu of payment by the Company to Streeterville of $950,000, the Company and Streeterville agreed to a one-time fee in the amount of $142,500 (representing 15% of the $950,000 redemption amount) payable by the Company to Streeterville. Such amount was added to the outstanding balance under the Streeterville Note. On October 16, 2024, Streeterville submitted a redemption notice in the amount of $142,500. On October 21, 2024, the Company issued 675,724 shares of common stock to Streeterville in payment of the $142,500 redemption amount. Following such issuance, the outstanding balance under the Streeterville Note was $6,579,658.

About Novo Integrated Sciences, Inc.

Novo Integrated Sciences, Inc. is pioneering a holistic approach to patient-first health and wellness through a multidisciplinary healthcare ecosystem of services and product innovation. Novo offers an essential and differentiated solution to deliver, or intend to deliver, these services and products through the integration of medical technology, advanced therapeutics, and rehabilitative science.

We believe that “decentralizing” healthcare, through the integration of medical technology and interconnectivity, is an essential solution to the rapidly evolving fundamental transformation of how non-catastrophic healthcare is delivered both now and in the future. Specific to non-critical care, ongoing advancements in both medical technology and inter-connectivity are allowing for a shift of the patient/practitioner relationship to the patient’s home and away from on-site visits to primary medical centers with mass-services. This acceleration of “ease-of-access” in the patient/practitioner interaction for non-critical care diagnosis and subsequent treatment minimizes the degradation of non-critical health conditions to critical conditions as well as allowing for more cost-effective healthcare distribution.

The Company’s decentralized healthcare business model is centered on three primary pillars to best support the transformation of non-catastrophic healthcare delivery to patients and consumers:

●	First Pillar: Service Networks. Deliver multidisciplinary primary care services through (i) an affiliate network of clinic facilities, (ii) small and micro footprint sized clinic facilities primarily located within the footprint of box-store commercial enterprises, (iii) clinic facilities operated through a franchise relationship with the Company, and (iv) corporate operated clinic facilities.

●	Second Pillar: Technology. Develop, deploy, and integrate sophisticated interconnected technology, interfacing the patient to the healthcare practitioner thus expanding the reach and availability of the Company’s services, beyond the traditional clinic location, to geographic areas not readily providing advanced, peripheral based healthcare services, including the patient’s home.

●	Third Pillar: Products. Develop and distribute effective, personalized health and wellness product solutions allowing for the customization of patient preventative care remedies and ultimately a healthier population. The Company’s science-first approach to product innovation further emphasizes our mandate to create and provide over-the-counter preventative and maintenance care solutions.

Innovation through science combined with the integration of sophisticated, secure technology assures Novo Integrated Sciences of continued cutting edge advancement in patient first platforms.

For more information concerning Novo Integrated Sciences, please visit www.novointegrated.com. For more information on NHL, please visit www.novohealthnet.com

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Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as “believe,” “intend,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in Novo’s filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond Novo’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects Novo’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Novo assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. The contents of any website referenced in this press release are not incorporated by reference herein.

Chris David, COO
Novo Integrated Sciences, Inc.
chris.david@novointegrated.com
(888) 512-1195

NOVO INTEGRATED SCIENCES, INC.

CONSOLIDATED BALANCE SHEETS

As of August 31, 2024 and 2023

	August 31,	August 31,
	2024	2023
ASSETS
Current Assets:
Cash and cash equivalents	$844,584	$416,323
Accounts receivable, net	1,916,819	1,467,028
Inventory, net	1,000,742	1,106,983
Other receivables	1,235,423	1,051,584
Prepaid expenses and other current assets	417,282	346,171
Total current assets	5,414,850	4,388,089

Property and equipment, net	5,110,776	5,390,038
Intangible assets, net	13,369,868	16,218,539
Right-of-use assets, net	1,691,309	1,983,898
Goodwill	6,554,473	7,582,483
TOTAL ASSETS	$32,141,276	$35,563,047

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Accounts payable	$3,235,800	$3,513,842
Accrued expenses	1,592,288	1,233,549
Accrued interest (including amounts to related parties)	624,287	382,666
Government loans and notes payable, current portion	45,681	277,405
Convertible notes payable, net of discount of $3,505,849	2,704,151	558,668
Derivative liability	4,685,198	-
Contingent liability	13,836	61,767
Debentures, related parties, current portion	913,598	916,824
Due to related parties	356,928	533,001
Finance lease liability, current portion	4,354	11,744
Operating lease liability, current portion	403,291	415,392
Total current liabilities	14,579,412	7,904,858

Government loans and notes payable, net of current portion	112,001	65,038
Operating lease liability, net of current portion	1,440,367	1,693,577
Deferred tax liability	1,395,571	1,400,499
TOTAL LIABILITIES	17,527,351	11,063,972

Commitments and contingencies	-	-

STOCKHOLDERS’ EQUITY
Novo Integrated Sciences, Inc.
Convertible preferred stock; $0.001 par value; 1,000,000 shares authorized; Nil shares issued and outstanding at August 31, 2024 and August 31, 2023	-	-
Common stock; $0.001 par value; 499,000,000 shares authorized; 19,054,523 and 15,759,325 shares issued and outstanding at August 31, 2024 and August 31, 2023, respectively	19,055	15,760
Additional paid-in capital	96,660,607	90,973,316
Common stock to be issued (1,700 and 91,138 shares at August 31, 2024 and August 31, 2023)	25,500	1,217,293
Other comprehensive (loss) income	1,387,244	(357,383)
Accumulated deficit	(83,199,785)	(67,033,041)
Total Novo Integrated Sciences, Inc. stockholders’ equity	14,892,621	24,815,945
Noncontrolling interest	(278,696)	(316,870)
Total stockholders’ equity	14,613,925	24,499,075
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$32,141,276	$35,563,047

* The consolidated balance sheets’ common stock share amounts have been retroactively adjusted to account for the Company’s 1:10 reverse stock split, effective November 7, 2023.

NOVO INTEGRATED SCIENCES, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

For the Years Ended August 31, 2024 and 2023

	Years Ended
	August 31,	August 31,
	2024	2023

Revenues	$13,294,357	$12,572,019

Cost of revenues	7,551,853	7,619,304

Gross profit	5,742,504	4,952,715

Operating expenses:
Selling expenses	17,137	15,149
General and administrative expenses	14,039,265	13,490,728
Impairment of assets	761,067	-
Goodwill impairment	1,001,333	-
Total operating expenses	15,818,802	13,505,877

Loss from operations	(10,076,298)	(8,553,162)

Non-operating income (expense)
Interest income	202,525	9,027
Interest expense	(652,398)	(360,571)
Other (expense) income	(1,032,620)	607,589
Change in fair value of derivative liability	3,594,171	-
Amortization of debt discount	(6,574,862)	(4,757,121)
Foreign currency transaction losses	(1,589,088)	(215,206)
Total other income (expense)	(6,052,272)	(4,716,282)

Loss before income taxes	(16,128,570)	(13,269,444)

Income tax expense (recovery)	-	-

Net loss	$(16,128,570)	$(13,269,444)

Net loss attributed to noncontrolling interest	38,174	(54,892)

Net loss attributed to Novo Integrated Sciences, Inc.	$(16,166,744)	$(13,214,552)

Comprehensive loss:
Net loss	(16,128,570)	(13,269,444)
Foreign currency translation loss	(1,744,627)	(922,609)
Comprehensive loss:	$(17,873,197)	$(14,192,053)

Weighted average common shares outstanding - basic and diluted	18,032,015	10,165,548

Net loss per common share - basic and diluted	$(0.89)	$(1.30)

* The consolidated statements of operations and comprehensive loss’s share and per share amounts have been retroactively adjusted to account for the Company’s 1:10 reverse stock split, effective November 7, 2023.

NOVO INTEGRATED SCIENCES, INC.

CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY

For the Years Ended August 31, 2024 and 2023

	Common Stock		Additional Paid-in	Common Stock To	Other Comprehensive	Accumulated	Total Novo Stockholders’	Noncontrolling	Total
	Shares	Amount	Capital	Be Issued	Income	Deficit	Equity	Interest	Equity

Balance, August 31, 2022	3,118,063	$3,118	$66,084,887	$9,474,807	$560,836	$(53,818,489)	$22,305,159	$(257,588)	$22,047,571
Units issued for cash, net of offering costs	400,000	400	1,794,600	-	-	-	1,795,000	-	1,795,000
Cashless exercise of warrants	583,334	583	1,421,000	-	-	-	1,421,583	-	1,421,583
Share issuance for convertible debt settlement	10,177,834	10,178	9,957,962	-	-	-	9,968,140	-	9,968,140
Exercise of warrants for cash	532,600	533	532,067	-	-	-	532,600	-	532,600
Shares issued with convertible notes	265,167	265	247,622	-	-	-	247,887	-	247,887
Value of warrants issued with convertible notes	-	-	257,994	-	-	-	257,994	-	257,994
Beneficial conversion feature upon issuance on convertible debt	-	-	164,046	-	-	-	164,046	-	164,046
Extinguishment of derivative liability due to conversion	-	-	1,390,380	-	-	-	1,390,380	-	1,390,380
Common stock for services	358,500	359	480,233	-	-	-	480,592	-	480,592
Issuance of common stock to be issued	323,827	324	8,257,190	(8,257,514)	-	-	-	-	-
Fair value of stock options	-	-	385,335	-	-	-	385,335	-	385,335
Foreign currency translation loss	-	-	-	-	(918,219)	-	(918,219)	(4,390)	(922,609)
Net loss	-	-	-	-	-	(13,214,552)	(13,214,552)	(54,892)	(13,269,444)
Balance, August 31, 2023	15,759,325	$15,760	$90,973,316	$1,217,293	$(357,383)	$(67,033,041)	$24,815,945	$(316,870)	$24,499,075
Cashless exercise of warrants	245,802	246	1,323,152	-	-	-	1,323,398	-	1,323,398
Exercise of warrants for cash	240,400	240	240,160	-	-	-	240,400	-	240,400
Shares issued for convertible debt settlement	2,283,176	2,283	1,608,600	-	-	-	1,610,883	-	1,610,883
Issuance of common stock to be issued	73,767	74	1,172,776	(1,172,850)	-	-	-	-	-
Common stock issued for services	424,080	424	1,194,976	-	-	-	1,195,400	-	1,195,400
Reverse stock split share rounding	27,973	28	(28)	-	-	-	-	-	-
Fair value of stock options	-	-	147,655	-	-	-	147,655	-	147,655
Cancellation of agreement	-	-	-	(18,943)	-	-	(18,943)	-	(18,943)
Foreign currency translation loss	-	-	-	-	1,744,627	-	1,744,627	-	1,744,627
Net loss	-	-	-	-	-	(16,166,744)	(16,166,744)	38,174	(16,128,570)

Balance, August 31, 2024	19,054,523	$19,055	$96,660,607	$25,500	$1,387,244	$(83,199,785)	$14,892,621	$(278,696)	$14,613,925

* The consolidated statements of stockholder’s equity share amounts have been retroactively adjusted to account for the Company’s 1:10 reverse stock split, effective November 7, 2023.

NOVO INTEGRATED SCIENCES, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the Years Ended August 31, 2024 and 2023

	Years Ended
	August 31,	August 31,
	2024	2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(16,128,570)	$(13,269,444)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,261,519	2,302,754
Fair value of vested stock options	147,656	385,335
Financing costs for debt extension	-	1,421,583
Change in fair value of derivative liability	(3,594,171)	-
Default payment and interest paid through common share issuance	-	205,349
Cashless exercise of warrants	1,323,398	-
Common stock issued for services	1,195,400	480,592
Operating lease expense	616,799	797,515
Cancellation of shares to be issued	62,130	-
Amortization of debt discount	6,574,862	4,757,121
Foreign currency transaction losses	1,589,088	215,206
Impairment of assets	761,067	-
Assets write off	321,872	-
Goodwill impairment	1,001,333	-
Changes in operating assets and liabilities:
Accounts receivable	(453,252)	(597,191)
Inventory	(210,883)	(255,781)
Prepaid expenses and other current assets	(259,972)	210,382
Accounts payable	(267,211)	1,770,589
Accrued expenses	330,276	153,598
Accrued interest	275,618	(58,066)
Operating lease liability	(616,799)	(762,852)
Net cash used in operating activities	(5,069,840)	(2,243,315)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(5,034)	(49,224)

Net cash (used in) provided by investing activities	(5,034)	(49,224)

CASH FLOWS FROM FINANCING ACTIVITIES:
(Repayments to) receipt from related parties	(396,418)	7,206
Proceeds from notes payable	402	222,780
Repayments of notes payable	(183,725)	(37,130)
Repayments of finance leases	(7,334)	(8,611)
Proceeds from issuance of convertible notes	8,649,153	1,285,903
Repayment of convertible notes	(3,311,536)	(3,033,888)
Proceeds from the sale of common stock, net of offering costs	-	1,795,000
Proceeds from exercise of warrants	240,400	532,600
Net cash provided by financing activities	4,990,942	763,860

Effect of exchange rate changes on cash and cash equivalents	512,193	(233,685)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	428,261	(1,762,364)

CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	416,323	2,178,687

CASH AND CASH EQUIVALENTS, END OF YEAR	$844,584	$416,323

CASH PAID FOR:
Interest	$190,491	$432,094
Income taxes	$-	$-

SUPPLEMENTAL NON-CASH INVESTING AND FINANCING ACTIVITIES:
Common stock issued for convertible debt	$1,610,883	$9,968,140
Common stock issued for acquisition	$-	$-
Warrants issued with convertible notes	$-	$257,994
Beneficial conversion feature upon issuance of convertible notes	$-	$164,046
Debt discount recognized on derivative liability	$-	$1,390,380
Extinguishment of derivative liability due to conversion	$-	$1,390,380
Debt discount recognized on convertible note	$-	$975,024
Common stock issued with convertible notes	$-	$247,887
Common stock issued for services	$1,195,400	$-
Cashless exercise of warrants	$1,323,398	$-

[End of Financial Statements]